SCHEDULE 14A INFORMATION
              Proxy  Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934


                            ___
Filed by the Registrant    |_x_|
                                                 ___
Filed by a Party other than the Registrant      |___|

Check the appropriate box:
 ___
|___|    Preliminary Proxy Statement
 ___
|___| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2)
 ___
|___|    Definitive Proxy Statement
 ___
|___|    Definitive Additional Materials
 ___
|___|    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                         GB&T BANCSHARES, INC.
                     ----------------------------
           (Name of Registrant as Specified in Its Charter)

                     ----------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
 ___
|___|    No fee required.
 ___
|___| Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

              _______________________________________________________________

         (2) Aggregate number of class of securities to which transaction applies:

              _______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 ___
|___| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              _______________________________________________________________


         2)   Form, Schedule or Registration Statement No.:

              _______________________________________________________________

         3)   Filing Party:

              _______________________________________________________________

         4)   Date Filed:

              _______________________________________________________________

                         GB&T BANCSHARES, INC.






                                        April 12, 1999



Dear Fellow Stockholder:

The annual meeting of stockholders of GB&T Bancshares, Inc. will be held at 4:30 p.m. on Monday, May 10, 1999 at the main office of Gainesville Bank & Trust, Gainesville, Georgia for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

GB&T Bancshares, Inc. is subject to the rules and regulations of the Securities Exchange Act of 1934, including those relating to the solicitation of proxies.

In order to ensure that your shares are voted at the meeting, please complete, date, sign and return the Proxy in the enclosed postage-paid envelope at your earliest convenience. Every stockholder's vote is important, no matter how many shares you own.

We encourage you to attend this annual meeting of stockholders. We look forward to your continued support and another good year in 1999.

                                        Very truly yours,


                                         /s/ F. Abit Massey
                                        F. Abit Massey
                                        Chairman of the Board

                          GB&T BANCSHARES, INC.
                              P.O. Box 2760
                       Gainesville, Georgia  30503

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on May 10, 1999





The annual meeting of stockholders of GB&T Bancshares, Inc. (the "Company") will be held on Monday, May 10, 1999, at 4:30 p.m. at the main office of Gainesville Bank & Trust, 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, for the purposes of considering and voting upon:

1. The election of ten directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified and

2. Such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 22, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

Also enclosed is the GB&T Bancshares, Inc. 1998 Annual Report to
Stockholders, which contains financial data and other information about the Company.

                                        By Order of the Board of Directors,


                                         /s/ Richard A. Hunt
                                        Richard A. Hunt
                                        President and Chief Executive Officer

                             PROXY STATEMENT

                                  for

                    ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD

                             May 10, 1999

                         GB&T BANCSHARES, INC.
                            P. O. BOX 2760
                      GAINESVILLE, GEORGIA  30503

                            PROXY STATEMENT
                                  FOR
                    ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD May 10, 1999

                        SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying form of proxy are furnished to the stockholders of GB&T Bancshares, Inc. (the "Company") in connection with the solicitation of proxies for the purposes stated herein, by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the main office of Gainesville Bank & Trust (the "Bank") at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, on Monday, May 10, 1999, at 4:30 p.m., or any adjournment or postponement thereof. THE COST OF THIS SOLICITATION OF PROXIES WILL BE BORNE BY THE COMPANY.

     Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone.

     The approximate date of the mailing of this Proxy Statement to stockholders is April 12, 1999.

                          REVOCATION OF PROXY

     The Board of Directors encourages the personal attendance of stockholders at the Annual Meeting, and the giving of the proxy does not preclude the right to vote in person should the person giving the proxy so desire. The person giving the proxy has the power to revoke the proxy at any time before the shares represented by it are voted at the Annual Meeting. The person giving the proxy may revoke it prior to the Annual Meeting by delivering either a written revocation or a duly executed proxy bearing a later date to Mr. Samuel L. Oliver, Secretary, P.O. Box 2760, Gainesville, Georgia 30503, or by hand-delivery to the Bank's main office at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia to the attention of Samuel L. Oliver, Secretary. The proxy may also be revoked by voting in person at the Annual Meeting. Anyone revoking a proxy will be given the opportunity to vote in person by ballot at the meeting. All shares represented by a properly executed, unrevoked proxy will be voted on all matters presented at the Annual Meeting on which the shares are entitled to vote, unless the stockholder attends the Annual Meeting and votes in person. Proxies solicited will be voted in accordance with the instructions given on the enclosed form of proxy. UNLESS AUTHORITY IS WITHHELD IN THE MANNER INDICATED ON THE ENCLOSED FORM OF PROXY, IT IS INTENDED THAT PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES NAMED HEREIN AND ANY OTHER PROPOSALS SET FORTH BELOW.

                     VOTING AND OUTSTANDING STOCK

     Only stockholders of record at the close of business on March 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding 2,105,537 shares of common stock, par value $5.00 per share (the "Common Stock"). All holders of Common Stock are entitled to one (1) vote per share. The Common Stock is the only class of securities issued by the Company. Cumulative voting is not permitted.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides the numbers of shares and percentage of outstanding shares of the Common Stock which were beneficially owned as of March 22, 1999, by (i) "persons" (as that term is defined by the Securities and Exchange Commission) who are known to the Company to be the beneficial owners of more than 5% of the Common Stock; (ii) the directors of the Company; (iii) the named executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

           Name and Address                               Number of Shares                          Percent
         of Beneficial Owner<F1>                         Owned Beneficially                        of Class
         -----------------------                         ------------------                        --------
         Donald J. Carter                                      74,305 <F2>                           3.52%
         J. Grady Coleman                                      31,250 <F3>                           1.48%
         Dr. John W. Darden                                   133,922 <F4>                           6.34%
         Bennie E. Hewett                                      60,669 <F5>                           2.87%
         Richard A. Hunt, Jr.                                  37,995 <F6>                           1.80%
         John E. Mansfield, Sr.                               136,938 <F3>                           6.48%
         F. Abit Massey                                       141,374 <F7>                           6.69%
         Samuel L. Oliver                                      71,975 <F8>                           3.41%
         Alan A. Wayne                                         12,009 <F9>                           0.57%
         Philip A. Wilheit                                    163,308<F10>                           7.73%

All Directors and Executive
Officers as a Group (11 persons)                              864,870<F11>                          39.98%

<F1>      The address for each of the persons named above is P.O. Box
          2760, Gainesville, Georgia 30503.

<F2>      Includes 1,500 shares owned by Mr. Carter's wife and 4,718 shares held in Carter Land Profit Sharing Plan. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F3>      Includes options to purchase 6,250 shares, which are
          currently exercisable under the Company's Stock Option Plan of 1997.

<F4>      Includes 8,750 shares owned by Dr. Darden's wife and 17,500 shares held by Dr. Darden's children, for all of which shares Dr. Darden has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F5>      Includes 1,255 shares held by Mr. Hewett's children, 7,275 shares held by Mr. Hewett's IRA and 45,595 shares held by Citizens Family Partnership, for all of which shares Mr. Hewett has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F6>      Includes 625 shares held by Mr. Hunt's mother, for all of
          which shares Mr. Hunt has investment and voting power. Also includes options to purchase 500 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F7>      Includes 3,770 shares owned by Mr. Massey's wife and 67,374 shares held by Georgia Poultry Federation Special Account,

          for all of which shares Mr. Massey has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.



<F8>      Includes 13,125 shares owned by Mr. Oliver's wife, 1,757
          shares held by Mr. Oliver's children and 40,543 shares held by the Hulsey, Oliver & Mahar 401(K) Plan for the benefit of Mr. Oliver. Mr. Oliver has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F9>      Includes 1,433 shares owned by Mr. Wayne's wife.  Mr. Wayne has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F10>     Includes 10,055 shares owned by Mr. Wilheit's wife, 22,626 shares held by Mr. Wilheit's children and 1,822 shares held by the Wilheit Family Partnership. Mr. Wilheit has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

<F11>     The total number of shares beneficially owned by all
          directors and executive officers as a group includes options to purchase 875 shares which are currently exercisable by executive officers, not separately listed above, under the Company's Stock Option Plan of 1997.

                         ELECTION OF DIRECTORS
                               (Item 1)

     The By-Laws of the Company provide that "the Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the Board of Directors. The Board may increase or decrease the number of directors by not more than two in any one year so long as such increase or decrease does not place the number of directors at less than five nor more than twenty-five."

     For purposes of the annual meeting of stockholders, the Directors shall be elected by the affirmative vote of a majority of the shares represented at the annual meeting of stockholders.

     THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS TO THE STOCKHOLDERS THE ELECTION OF EACH OF THE NOMINEES SET FORTH BELOW AS A DIRECTOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. ALL OF THE NOMINEES ARE CURRENTLY DIRECTORS OF THE COMPANY. IF ANY NOMINEE IS UNABLE TO SERVE AS A DIRECTOR, SHARES WILL BE VOTED IN FAVOR OF A NOMINEE THE BOARD MAY ADOPT AS A SUBSTITUTE BY MAJORITY VOTE OF THE BOARD. AT THIS TIME, THE BOARD KNOWS OF NO REASON ANY NOMINEE WILL BE UNABLE TO SERVE AS A DIRECTOR.

     Directors are elected by a majority of the votes cast by the holders of the shares entitled to vote in the election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

     The ten (10) persons listed below as director nominees will be nominated to serve until the 2000 Annual Meeting of Stockholders. It is the intention of the persons named in the Proxy to vote for the election of the Nominees listed below.



          Donald J. Carter              John E. Mansfield, Sr.
          J. Grady Coleman              F. Abit Massey
          Dr. John W. Darden            Samuel L. Oliver
          Bennie E. Hewett              Alan A. Wayne
          Richard A. Hunt, Jr.          Philip A. Wilheit

     The following are the names and ages of the nominees, his or her age at December 31, 1998, the year each individual began continuous service as director of the Company and the business experience of each, including principal occupations, at present and for at least the past five (5) years.

             Name, Age and Term as Director                      Principal Occupation for Last Five Years
                                                                         and other Directorships
--------------------------------------------------------------------------------------------------------------
 Donald J. Carter, age 66                                 Mr. Carter is Vice-President of Don Carter Realty
 Director since 1987                                      Co., a real estate brokerage firm.

 J. Grady Coleman, age 69                                 Mr. Coleman is a retired banker.  For many years he
 Director since 1987
                                                          was the President and Chief Executive Officer of
                                                          Gwinnett Bank & Trust. He retired in January 1987.

 Dr. John W. Darden, age 53                               Dr. Darden is a medical doctor whose practice is
 Director since 1987                                      limited to surgery.  He is a partner in Northeast
                                                          Georgia Surgical Associates.

 Bennie E. Hewett, age 60                                 Mr. Hewett is President of Capital Loan Company of
 Director since 1987                                      Gainesville, Inc. and Chairman of the Board of Delta
                                                          Management Company, which operates a chain of consumer
                                                          finance companies located in Georgia, South Carolina,
                                                          Texas and Louisiana.

 Richard A. Hunt, Jr., age 54                             Mr. Hunt is President and Chief Executive Officer of
 Director since 1987                                      Gainesville Bank & Trust, a position he has held
                                                          since July 1987.

 John E. Mansfield, age 66                                Mr. Mansfield is Chairman of the Board of Mother
 Director since 1987                                      Environmental Systems, Inc., a manufacturer of oil
                                                          remediation products.  Prior to 1998, Mr. Mansfield
                                                          was Chairman of the Board of Mansfield Oil Company, a
                                                          petroleum distributor, and President of Kangaroo,
                                                          Inc., a convenience store chain.

 F. Abit Massey, age 71                                   Mr. Massey is Chairman of the Board of GB&T
 Director since 1987                                      Bancshares, Inc.  He serves as Executive Director of
                                                          Georgia Poultry Federation, a trade association for
                                                          the poultry industry.  Mr. Massey also is a Director
                                                          of Cotton States Life Insurance Company.


 Samuel L. Oliver, age 56                                 Mr. Oliver is Secretary of GB&T Bancshares, Inc.  He
 Director since 1987                                      is a practicing attorney and partner in the law firm
                                                          of Hulsey, Oliver & Mahar, which has served as legal
                                                          counsel to the Bank since its organization.

 Alan A. Wayne, age 56                                    Mr. Wayne is a partner in Wayne Co. Development, the
 Director since 1992                                      President of Wayne Brothers, Inc. and the President
                                                          of Chattahoochee Parks, Inc.  All are commercial real
                                                          estate development companies.

 Philip A. Wilheit, age 54                                Mr. Wilheit is Vice Chairman of the Board of
 Director since 1987                                      Directors of GB&T Bancshares, Inc.  He serves as
                                                          President of Wilheit Packaging Materials
                                                          Company/Unisource, a distributor of packaging
                                                          materials and other paper-related products.

     There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries.

                                MEETINGS AND COMMITTEES
                               OF THE BOARD OF DIRECTORS
                                     OF THE COMPANY

      The Board of Directors has a standing Audit Committee, composed of Messrs. Oliver, Carter, Coleman, Hewett and Wilheit, which held four quarterly meetings during 1998. The Audit Committee recommends to the Board of Directors the engagement of the independent accountants of the Company and reviews the scope and results of the audits and the internal accounting controls of the Bank.

     The Board does not have a standing nominating or compensation committee. The Executive Committee serves as a compensation committee from time to time as appropriate. During 1998, the Executive Committee met nine times. The members of the Executive Committee are Directors Massey, Wilheit, Oliver and Hunt.

     The Board of Directors of the Company held four (4) regular meetings during the year ended December 31, 1998.

     All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of which the director is a member.

     The members of the Board of Directors of the Company do not receive fees for Company meetings. The Board of Directors of the Bank has a Director Fee Policy which provides for payments to directors for their service as directors and committee members in the amount of $500 per regular meeting and $200 for each committee meeting actually attended. The Chairman of the Board of the Bank is paid $1,000 for each regular meeting of the Board of Directors and $200 for each committee meeting actually attended.


                           EXECUTIVE OFFICERS

     The table below sets forth each executive officer of the Bank by name, his or her age at December 31, 1998, the year he or she was first elected as an officer of the Bank, his or her position with the Bank and his or her business experience for the past five years.

                                                   Year
                                                   First
         Name                     Age              Elected                  Business Experience
         --------------------------------------------------                 -------------------
         Richard A. Hunt, Jr.     54               1987             President and Chief Executive Officer
                                                                    of Gainesville Bank & Trust

         Gregory L. Hamby         44               1996             Senior Vice President and Chief Financial
                                                                    Officer of Gainesville Bank & Trust.  From
                                                                    1995 to 1996, he served as Vice President and
                                                                    Accounting Manager of the Bank.  From 1991 to 1995,
                                                                    Mr. Hamby was an audit manager with Alexander,
                                                                    Almond & Tillman, an accounting firm.

                        EXECUTIVE COMPENSATION

     The table below sets forth certain summary information concerning compensation paid or accrued by the Company for services in all capacities with respect to the fiscal years indicated, to its Chief Executive Officer. There were no other executive officers of the Company which earned over $100,000 in salary, bonus and directors' fees during the fiscal year ended December 31, 1998.

                                        SUMMARY COMPENSATION TABLE

                                Annual Compensation                               Long-Term Compensation
                       ------------------------------------     -----------------------------------------------------
                                                                         Awards                       Payouts
                                                                -----------------------    ---------------------------
                                                      Other                  Securities
     Name and                                         Annual     Restricted  Underlying
    Principal                                         Compen-      Stock      Options/       LTIP         All Other
     Position           Year    Salary     Bonus<F1>  sation       Awards       SAR's       Payouts      Compensation
   ----------           ----    ------     --------   -------    ----------  ----------     -------      ------------
Richard A. Hunt, Jr.,   1998    $109,500   $58,883         0         0              0            0        $25,618 <F2>
President and           1997    $ 97,500   $58,911         0         0         50,000            0        $25,895 <F3>
Chief Executive         1996    $ 97,500   $58,496         0         0              0            0        $25,549 <F4>
Officer

<F1>      The principal officers of the Company participate in an incentive compensation plan that provides for discretionary annual bonuses. Under Mr. Hunt's incentive compensation arrangement, the amount of the discretionary annual bonus is determined by a pre-set formula established by the Board of Directors based upon the pre-tax profit of the Bank for the preceding year.

<F2>      Includes $7,200 401(k) match, $1,218 auto allowance, $2,700 social club dues and $14,500 in director's fees.

<F3>      Includes $9,424 401(k) match, $1,511 auto allowance, $1,610 social club dues and $13,350 in director's fees.


<F4>      Includes $5,344 401(k) match, $1,651 auto allowance, $1,980 social club dues and $12,450 in director's fees.

                                OPTION GRANTS

     No stock options were granted in 1998 to Named Executive Officers of the Company.

     The following chart shows the value of unexercised options held by the Named Executive Officers. No options were exercised during 1998.

                                          FY-End Options/SAR Values

                             Number of Securities Underlying        Value of Unexercised In-The-Money
                           Unexercised Options/SARs at FY-End            Options/SARs at FY-End
                              (Exercisable/Unexercisable)           (Exercisable/Unexercisable)<F1>
------------------------------------------------------------------------------------------------------
Richard A. Hunt, Jr.                  500/49,500                         $5,600/$554,400
President and CEO

<F1>  Based on a price per share of $22.00, the last sales price for
Common Stock in 1998.

                    CHANGE IN CONTROL ARRANGEMENTS

     In August 1996, the Bank and Richard A. Hunt, the Bank's President and Chief Executive Officer, entered into an Employment Agreement. The Employment Agreement becomes effective only upon a Change in Control of the Bank (as defined below), and continues for a term of two years thereafter. During the term of the Employment Agreement, Mr. Hunt would be entitled to receive, among other benefits, an annual salary equal to at least the average of the base compensation (base salary and incentive bonus) paid to Mr. Hunt by the Bank for the three calendar years preceding the Change in Control. Upon a Change in Control, the Employment Agreement may be terminated by the Bank for cause. If the Employment Agreement is terminated by the Bank other than for cause, the Bank would be required to pay Mr. Hunt a sum equal to the base salary he would otherwise be entitled to receive for the remaining term of the Employment Agreement. Upon a Change in Control, Mr. Hunt may terminate the Employment Agreement with two weeks notice to the Bank.

     A "Change in Control" of the Bank is defined in the Employment Agreement to include, with certain exceptions, (i) the closing of any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership by any person, entity or group (other than members of the board of directors of the Bank serving as of August 12, 1996) or other persons or entities acting in concert, of at least 50% of the outstanding shares of Common Stock or (ii) the closing of the sale of all or substantially all of the assets of the Bank.

                         CERTAIN TRANSACTIONS

     In the ordinary course of business, the Bank has and anticipates that it will continue to have transactions with various directors, officers, principal stockholders and their associates on substantially the same terms (including price, interest rates, collateral, and repayment terms) as those prevailing at the time for comparable transactions with unrelated parties. None of such banking transactions involve more than the normal risk of collectibility and do not present other unfavorable features to the Bank.

     The Bank's main office is owned jointly by the Bank and Mr. Carter. This joint ownership is the result of the purchase by the Bank of the undivided half-interest of a non-affiliated third party on January 5, 1989. The cost of this purchase was $390,000, which included $250,000 for a half-interest in the land, $135,500 for one-half of actual expenses incurred on the project as of the date of purchase for fees, site preparation and interest paid to banks, and the amounts paid to the seller for interest on his funds invested in the project to the date of purchase. The Bank and Mr. Carter entered into a partnership agreement under which they shared equally in the cost of construction and all income and expenses arising from the operation of the building. The total cost to the Bank of its interest in the land and building is approximately $1.8 million, including the Bank's leasehold improvements. The price of the land was determined by an independent, professional appraisal to be the approximate fair market value of the land. Construction of the building was substantially completed and occupied by the Bank in January 1990.

     Mr. Samuel L. Oliver, a director of the Company, is a partner in the law firm of Hulsey, Oliver & Mahar, Gainesville, Georgia, which firm served as legal counsel to the Company in 1998. It is anticipated that this firm will also provide legal services to the Company and the Bank during 1999.

                          CERTAIN LITIGATION

     The Company is not aware of any material pending legal proceedings to which the Company or the Bank is a party or to which any of their property is subject.

                    INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Mauldin & Jenkins, LLC as the Company's independent public accountants for the fiscal year ending December 31, 1999. Mauldin & Jenkins also acted in such capacity during the fiscal year ended December 31, 1998. Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by stockholders.

            INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director has any substantial interest in any matter to be acted upon at the Annual Meeting, other than the election of directors.

        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the two fiscal years ended December 31, 1998, all of the Company's officers, directors and persons who own more than ten percent of the Common Stock complied with all applicable Section 16(a) filing requirements.

                            OTHER BUSINESS

     Action will be taken on whatever other business may properly come before the Annual Meeting. Management is not aware of any other business matters to be considered at the Annual Meeting, except the Report of Management and the presentation of financial statements. If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters and in accordance with the recommendations of management.

     The minutes of the 1998 Annual Meeting are available for inspection at the Company during normal business hours, and will be presented at the meeting for approval. It is not intended that approval of those minutes will constitute ratification of matters referred to therein.




                      ANNUAL DISCLOSURE STATEMENT

     Financial information about the Company is available to customers, stockholders and the general public on request.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER FROM WHOM A PROXY IS SOLICITED, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE BANK'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED. SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO MR. GREGORY L. HAMBY, SENIOR VICE PRESIDENT, P.O. BOX 2760, GAINESVILLE, GEORGIA 30503.

                         STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2000 Annual Meeting of the stockholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company, directed to the attention of Samuel L. Oliver, Secretary, not later than December 13, 1999.

     Management urges you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. IF YOU DO ATTEND, YOU MAY THEN WITHDRAW YOUR PROXY.

                         GB&T BANCSHARES, INC.
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                COMPANY

     The undersigned, being a stockholder of the Common Shares of GB&T Bancshares, Inc. (the "Company"), acknowledges receipt of the notice of the annual meeting of stockholders of the Company to be held on May 10, 1999, and the within proxy statement, and appoints Alan A. Wayne and Philip A. Wilheit, and either of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned to the number of shares of Common Stock the undersigned would be entitled to vote if personally present at the annual meeting of the Company, as stated, and at any adjournment and adjournments thereof, and to vote all shares of Common Stock held by the undersigned and entitled to be voted upon the following matters (Management recommends a "For" vote on each item):

1.   Election of Directors.

     For all nominees listed below (except as marked to the contrary
     below)                                                               [  ]

     Withhold authority to vote on all nominees listed below              [  ]

Donald J. Carter, J. Grady Coleman, Dr. John W. Darden, Bennie E.
Hewett, Richard A. Hunt, Jr., John E. Mansfield, Sr., F. Abit Massey, Samuel L. Oliver, Alan A. Wayne and Philip A. Wilheit.


(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space provided below.)

2.  Other Matters to Come Before the Meeting



Please See Other Side

     The shares covered by this proxy will be voted in accordance with the selection indicated. IF NO SELECTION IS MADE, THEY
     WILL BE VOTED IN FAVOR OF THE ABOVE ITEMS.



                          Date:__________________________________________



                          _________________________________________(SEAL)
                          Signature


                          _________________________________________(SEAL)
                          Signature

     Please sign exactly as your name appears on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.